UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 5, 2017

Resource Income & Opportunity REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-201842	80-0854717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 231-7050

Resource Innovation Office REIT, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Articles of Amendment

On May 5, 2017, Resource Income & Opportunity REIT, Inc. (formerly “Resource Innovation Office REIT, Inc.”) (the “Company”) filed Articles of Amendment to its Second Articles of Amendment and Restatement (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Articles of Amendment (1) changed the name of the Company from “Resource Innovation Office REIT, Inc.” to “Resource Income & Opportunity REIT, Inc.” and (2) renamed all of the Company’s Class T shares of common stock as Class AA shares of common stock. The Articles of Amendment took effect immediately upon filing with SDAT.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment to the Second Articles of Amendment and Restatement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE INCOME & OPPORTUNITY REIT, INC.

By:	/s/ Alan Feldman
	Name:	Alan Feldman
	Title:	Chief Executive Officer

Date: May 5, 2017

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to the Second Articles of Amendment and Restatement